UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06674

Exact name of registrant as specified in charter:	Aberdeen Greater China Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2014

Item 1. Reports to Stockholders.

Aberdeen Greater China Fund, Inc.

Semi-Annual Report
June 30, 2014

Aberdeen

Aberdeen's Investor Relations Services We invite you to enroll today.

Enroll today

Did you know you can be among the first to receive information from your Fund?

Enroll in our e-mail services and be among the first to recieve information regarding your investments.

Please take a look at Aberdeen's award-winning Closed-End Fund Talk Channel, where a series of fund manager webcasts and short films are posted. Visit Aberdeen's Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

Contact us:

1. Enroll in Investor Relations services at: **http://www.aberdeen-asset.us/aam.nsf/usclosed/email**
2. Call us toll free at 1-866-839-5205 in the U.S., or
3. Email us at **InvestorRelations@aberdeen-asset.com**
4. Visit **www.aberdeen-asset.us/cef**

Stop the paper

Did you know that you can receive your shareholder reports online?

By enrolling in this convenient service, you will receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements.

There's never been a faster, simple or more environmentally-friendly way to receive your investment information.

To enroll in electronic delivery, follow these simple steps:

1. Go to **http://www.aberdeen-asset.us/cef**
2. Click on the link for "Email Services" which takes you here **http://www.aberdeen-asset.us/aam.nsf/usclosed/email**
3. Click "Sign-up"

Please note that Aberdeen does not share our shareholder information with any other organizations. You can return to this site at any time to change your email address or edit your preferences.

Aberdeen

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Greater China Fund, Inc. (the “Fund”) for the six months ended June 30, 2014. The Fund’s investment objective is to seek long-term capital appreciation through investment in listed equity securities of companies that (i) are organized under the laws of, and have their principal place of business in, China and/or Hong Kong and/or Taiwan; or (ii) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China and/or Hong Kong and/or Taiwan or have at least 50% of their assets in China and/or Hong Kong and/or Taiwan.

Total Return Performance

For the six months ended June 30, 2014, the total return to stockholders of the Fund based on the NAV of the Fund, net of fees, was 2.4%, assuming reinvestment of dividends and distributions, compared to a return of 4.1% for the Fund’s benchmark, the MSCI Golden Dragon Index(1).

Share Price and NAV

For the six months ended June 30, 2014, based on the market price for the Fund’s shares, the Fund’s total return was 2.9% assuming reinvestment of dividends and distributions. The Fund’s share price increased 2.9% over the six months, from $10.16 on December 31, 2013 to $10.45 on June 30, 2014. The market price for the Fund’s shares on June 30, 2014 represented a discount of 10.7% to the NAV per share of $11.70 on that date, compared with a discount of 11.1% to the NAV per share of $11.43 on December 31, 2013.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to stockholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent six months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide information to our stockholders, I invite you to visit the Fund on the web at www.aberdeengch.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting and other timely data.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where you can watch fund manager web casts and view our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

Please ensure that you are enrolled in our email services, which feature timely news from Aberdeen portfolio managers located around the world. Enroll today at www.aberdeen-asset.us/aam.nsf/usclosed/email and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other Information.

Please contact Aberdeen Asset Management Inc. by:

•	calling toll free at 1-866-839-5205 in the United States;
•	emailing InvestorRelations@aberdeen-asset.com;
•	visiting Aberdeen Closed-End Fund Center at http://www.aberdeen-asset.us/aam.nsf/ucClosed/home; and visiting www.aberdeengch.com.

Yours sincerely,

Alan R. Goodson

President

(1)	The MSCI Golden Dragon Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the China region. The MSCI Golden Dragon Index captures the equity market performance of large and mid-cap China securities (H shares, B shares, Red-Chips and P-Chips) and non-domestic China securities listed in Hong Kong and Taiwan.

Aberdeen Greater China Fund, Inc.

Report of the Investment Manager (unaudited)

Market Review

The MSCI Golden Dragon Index rose over the six-month period ended June 30, 2014, which was marked by contrasting halves of performance. The first three months of the period saw markets in the region decline, as sentiment was affected by the contraction in China’s manufacturing activity. Worries over bank runs and looming bankruptcies of real estate firms also weakened investor confidence. The mainland also witnessed a landmark bond default. Premier Li Keqiang tried to assuage fears by indicating that there was room for more stimulus, but this failed to soothe investors completely. Further uncertainty was fuelled by the yuan’s tumble, though we believe that a weaker yuan would help curb speculation and hot money inflows, boost reforms and stimulate exports.

However, markets rebounded during the second half of the period. Notably, the pilot program for mutual market connectivity between Hong Kong and Shanghai excited investors, as it was seen as a significant step towards cross-border capital market integration. The news also enhanced Hong Kong’s appeal as a capital-raising destination. Improving Chinese manufacturing data and news that selected mainland banks will be allowed to lower their reserve requirement ratios, which may potentially boost liquidity and support growth, also strengthened confidence.

On the macroeconomic front, China’s economy grew by a better-than-expected 7.4% in the first quarter, albeit slower than the previous period. Given our concerns over the veracity of the gross domestic product (GDP) data, we remain cautious. Taiwan’s GDP growth picked up as well, driven by growth in private consumption and exports to the U.S. and Europe. Conversely, Hong Kong reported moderate growth, owing to weak exports. Amid the slowing housing market, China’s central bank urged larger lenders to accelerate property loans to genuine homebuyers, thus ensuring reasonably priced mortgages. Beijing’s reform drive continued to gain momentum, as evident in its relaxation of foreign investment limits, while regulators issued new rules in a bid to curb off-balance-sheet loans by banks. The China Securities Regulatory Commission also provided more concrete guidelines for employee stock ownership plans.

Fund performance Review

Fund performance for the six-month period benefited from positive stock selection and the currency effect, which offset the impact of negative asset allocation. As bottom-up stock-pickers, our country and sector allocations are driven by where we can find what we believe are high-quality companies with attractive valuations. This approach may lead to significant deviations from the benchmark MSCI Golden Dragon Index.

Regarding asset allocation, the Fund’s underweight to China contributed to the relative return as this market lagged the broader-market benchmark. Despite concerns over a weakening property market that hampered Chinese property stocks, they subsequently recovered because of the government’s support measures. The Fund’s exposure to the sector is an underweight compared to the benchmark because we continue to adopt selective exposure. Conversely, the underweight to Taiwan detracted from Fund performance. The market continued to trend higher on signs that the U.S. economic recovery may be gaining traction. Taiwan is more geared towards a rebound in the U.S., in our view, given its export-driven economy.

In stock selection, the holdings in Jardine Strategic, ASM Pacific Technology and Swire Properties were among the main contributors to Fund performance for the reporting period. Shares of Jardine Strategic rose on the back of a turnaround in investor sentiment towards Indonesia in the run-up to the country’s elections. The company has significant exposure to the Indonesian economy through its subsidiary, Astra International. Swire Properties’ shares climbed after the company posted better-than-expected profits for its 2013 fiscal year. ASM Pacific Technology continued to rebound from weakness in 2013 as investors viewed favorably its first-quarter results and improved earnings forecasts.

Conversely, the key detractors from the Fund’s relative return included holdings in Giordano International and HSBC. Apparel retailer Giordano was hurt by the challenging macroeconomic environment. HSBC’s share price moved in tandem with Standard Chartered, which weakened after it announced that interim profits before taxes could decline by 20% year-on-year on the back of soft revenues and higher impairments. Nevertheless, we believe that HSBC is still poised to benefit from long-term growth in emerging markets. It has a strong Asian franchise and is well positioned geographically. It is also trading at attractive valuations. Finally, the absence of a position in Tencent continued to hamper the relative performance as well, as the company benefited from a flight of capital back into Internet-related stocks. The company’s shares also climbed after it bought a stake in a Chinese logistics company in an effort to boost its e-commerce business, as well as reports that it may invest in an entertainment guide website. We remain deterred by its high valuation and opaque ownership, in our view, as well as concerns regarding the variable interest entity structure.

Outlook

We believe that risks persist in China’s property sector, while further bond and wealth management product defaults cannot be ruled out as the government reins in shadow banking(1) in pursuit of better-quality

Aberdeen Greater China Fund, Inc.

Report of the Investment Manager (unaudited)

growth. Against this backdrop, a bigger-than-expected slowdown in Chinese growth could unsettle markets. However, we believe that Beijing has the financial resources to prevent sectoral problems from infecting the wider economy. Furthermore, monetary authorities’ targeted approach to liquidity management is forcing the necessary changes in financing behavior, while we think that the provision of liquidity to selected lenders may potentially boost confidence in mainstream banking. In our opinion, Beijing’s measured approach in liberalizing the interest rate market appears to be a positive step towards developing domestic financial markets. Ultimately, we believe that this may lead to greater economic resilience over the longer term.

Aberdeen Asset Management Asia Limited

(1)	A shadow banking system comprises financial intermediaries involved in facilitating the creation of credit across the global financial system, but whose members are not subject to regulatory oversight. The shadow banking system also refers to unregulated activities by regulated institutions.

Aberdeen Greater China Fund, Inc.

Portfolio Composition (unaudited)

The following chart summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 70 industries and 171 subindustries. An industry classification standard sector can include more than one industry group. As of June 30, 2014, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by GICS Sectors, are comprised of several industries.

As of June 30, 2014, the Fund held 98.3% of its net assets in equities, 0.5% in a short-term investment and 1.2% in other assets in excess of liabilities.

Asset Allocation by Sector

Top Ten Holdings (unaudited)

The following were the Fund’s top ten holdings as of June 30, 2014:

Name of Security	Percentage of Net Assets
HSBC Holdings PLC	8.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	8.1%
Jardine Strategic Holdings Ltd.	8.0%
AIA Group Ltd.	7.9%
MTR Corp. Ltd.	5.1%
PetroChina Co. Ltd., H Shares	4.2%
Swire Properties Ltd.	4.0%
CNOOC Ltd.	3.7%
Hang Lung Properties Ltd.	3.5%
Taiwan Mobile Co. Ltd.	3.4%

Aberdeen Greater China Fund, Inc.

Total Investment Return (unaudited)

The following table summarizes average annual Fund performance compared to the Fund’s benchmark, MSCI Golden Dragon Index, for the 1-year, 3-year and 5-year and 10-year periods as of June 30, 2014.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	4.1%	-1.3%	2.7%	10.5%
Market Value	8.2%	-1.5%	2.0%	10.4%
MSCI Golden Dragon Index	17.8%	4.0%	9.3%	10.4%

Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. All return data at NAV includes investment management fees, administrative fees (such as Director and legal fees) and custodial charges. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund’s shares may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeengch.com or by calling 866-839-5205.

The annualized net operating expense ratio for the six months ended June 30, 2014 is 2.10%.

Aberdeen Greater China Fund, Inc.

Portfolio of Investments (unaudited)

As of June 30, 2014

Shares	Description	Value (US$)

LONG-TERM INVESTMENTS—98.3%
COMMON STOCKS—98.3%
CHINA—18.9%
CONSUMER STAPLES—2.7%
1,050,000	China Resources Enterprise Ltd.(a)	$2,927,579
ENERGY—7.9%
2,203,000	CNOOC Ltd.(a)	3,971,637
3,598,000	PetroChina Co. Ltd., H Shares(a)	4,521,576
		8,493,213
FINANCIALS—2.9%
934,930	China Vanke Co. Ltd., H Shares*	1,642,979
1,680,000	Yanlord Land Group Ltd.(a)	1,503,268
		3,146,247
MATERIALS—2.1%
2,080,000	Yingde Gases Group Co. Ltd.(a)	2,265,600
TELECOMMUNICATION SERVICES—3.3%
366,000	China Mobile Ltd.(a)	3,554,862
		20,387,501
HONG KONG—62.7%
CONSUMER DISCRETIONARY—9.8%
2,856,000	Giordano International Ltd.(a)	1,684,864
1,280,000	Hongkong & Shanghai Hotels Ltd. (The)(a)	1,823,279
1,768,000	Li & Fung Ltd.(a)	2,623,322
879,300	Samsonite International SA(a)	2,898,524
960,000	Shangri-La Asia Ltd.(a)	1,509,164
		10,539,153
CONSUMER STAPLES—2.6%
260,100	Dairy Farm International Holdings Ltd.(a)	2,773,146
FINANCIALS—30.1%
1,694,000	AIA Group Ltd.(a)	8,522,620
1,220,000	Hang Lung Properties Ltd.(a)	3,762,275
150,900	Hong Kong Exchanges and Clearing Ltd.(a)	2,811,142
895,753	HSBC Holdings PLC(a)	9,109,545
250,000	Swire Pacific Ltd., Class A(a)	3,075,469
400,000	Swire Pacific Ltd., Class B(a)	921,961
1,454,400	Swire Properties Ltd.(a)	4,250,412
		32,453,424
INDUSTRIALS—16.8%
156,800	Hong Kong Aircraft Engineering Co. Ltd.(a)	1,820,853
240,000	Jardine Strategic Holdings Ltd.(a)	8,579,282
1,410,000	MTR Corp. Ltd.(a)	5,439,149
3,655,000	Pacific Basin Shipping Ltd.(a)	2,272,686
		18,111,970
INFORMATION TECHNOLOGY—2.4%
235,000	ASM Pacific Technology Ltd.	2,566,674

See Notes to Financial Statements.

Aberdeen Greater China Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of June 30, 2014

Shares	Description	Value (US$)

LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
HONG KONG (continued)
UTILITIES—1.0%
473,000	Hong Kong & China Gas Co. Ltd.	$1,036,274
		67,480,641
TAIWAN—16.0%
CONSUMER DISCRETIONARY—1.9%
265,000	Giant Manufacturing Co. Ltd.(a)	2,064,091
INFORMATION TECHNOLOGY—10.7%
161,602	MediaTek, Inc.(a)	2,733,544
2,070,000	Taiwan Semiconductor Manufacturing Co. Ltd.(a)	8,759,294
		11,492,838
TELECOMMUNICATION SERVICES—3.4%
1,170,000	Taiwan Mobile Co. Ltd.(a)	3,620,615
		17,177,544
UNITED STATES—0.7%
CONSUMER DISCRETIONARY—0.7%
9,371	Yum! Brands, Inc.	760,925
	Total Common Stocks	105,806,611
	Total Long-Term Investments—98.3% (cost $107,378,987)	105,806,611
SHORT-TERM INVESTMENT—0.5%
MONEY MARKET FUNDS—0.5%(b)
504,763	JPMorgan Prime Money Market Fund, 0.03%	504,763
	Total Short-Term Investment—0.5% (cost $504,763)	504,763
	Total Investments—98.8% (cost $107,883,750) (c)	106,311,374
	Other Assets in Excess of Liabilities—1.2%	1,324,943
	Net Assets—100.0%	$107,636,317

*	Non-income producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Directors. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Rates shown reflect yield at June 30, 2014.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

PLC—Public Limited Company

See Notes to Financial Statements.

Aberdeen Greater China Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of June 30, 2014

Assets
Investments, at value (cost $107,883,750)	$106,311,374
Foreign currency, at value (cost $1,135,455)	1,135,907
Cash	30,700
Interest and dividends receivable	683,859
Prepaid expenses	16,052
Total assets	108,177,892

Liabilities
Payable for investments purchased	245,133
Investment management fees payable (Note 3)	87,501
Director fees payable	76,166
Investor relations fees payable (Note 3)	15,635
Administration fees payable (Note 3)	7,062
Accrued expenses	110,078
Total liabilities	541,575

Net Assets	$107,636,317

Composition of Net Assets:
Common stock (par value $.001 per share)	$9,199
Paid-in capital in excess of par	108,636,918
Accumulated net investment income	671,568
Accumulated net realized loss from investment and foreign currency transactions	(110,027)
Net unrealized depreciation on investments and other assets and liabilities denominated in foreign currencies	(1,571,341)
Net Assets	$107,636,317
Net asset value per common share based on 9,199,254 shares issued and outstanding	$11.70

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Greater China Fund, Inc.

Statement of Operations (unaudited)

For the Six Months Ended June 30, 2014

Investment Income

Income
Dividends (net of foreign withholding taxes of $75,970)	$1,722,035
Interest income	55
1,722,090

Expenses
Investment management fee (Note 3)	499,431
Administration fee (Note 3)	54,154
Directors’ fees and expenses	191,473
Legal fees and expenses	98,133
Custodian and accounting fees	45,565
Insurance expense	39,442
Investor relations fees (Note 3)	31,741
Reports and notices to shareholders	29,154
Audit fees	29,097
New York Stock Exchange listing fee	12,943
Transfer agent’s fees and expenses	9,311
Miscellaneous expenses	10,078
Total expenses	1,050,522

Net Investment Income	671,568

Net Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Related Transactions

Net realized gain/(loss) from:
Investment transactions	598,500
Foreign currency transactions	(3,288)
595,212

Net change in unrealized appreciation/(depreciation) on:
Investments	2,617,678
Foreign currencies	1,261
2,618,939
Net realized and unrealized gain from investment and foreign currency related transactions	3,214,151
Net Increase in Net Assets Resulting from Operations	$3,885,719

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Greater China Fund, Inc.

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2014 (unaudited)	For the Year Ended December 31, 2013

Increase (Decrease) from Investment Operations

Operations:
Net investment income/(loss)	$671,568	$(457,826)
Net realized gain from investment and foreign currency related transactions	595,212	42,431,171
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	2,618,939	(48,725,102)
Total increase (decrease) from investment operations	3,885,719	(6,751,757)

Dividends and Distributions to Shareholders from:
Net realized gain on investments	—	(11,101,207)
Total dividends and distributions to shareholders	—	(11,101,207)

Common Stock Transactions:
Stock distribution resulting in the issuance of 895,561 and 0 shares of common stock, respectively (Note 5)	8,875,011	—
Cost of Shares Tendered (Note 5)	—	(212,747,735)
Net increase (decrease) in net assets from capital stock transactions	8,875,011	(212,747,735)
Net increase (decrease) in net assets	12,760,730	(230,600,699)

Net Assets:
Beginning of period	94,875,587	325,476,286
End of period (including accumulated net investment income/(distributions in excess of net investment income) of $671,568 and 0, respectively)	$107,636,317	$94,875,587

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Greater China Fund, Inc.

Financial Highlights

	For the Six Months Ended June 30, 2014(a) (unaudited)		For the Fiscal Years Ended December 31,
			2013(a)		2012	2011(a)		2010(a)	2009
Per Share Operating Performance:
Net asset value, beginning of period	$11.43		$13.41		$11.28	$14.30		$14.67	$8.90
Net investment income/(loss)	0.07		(0.04)		0.05	0.08		0.04	0.02
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	0.32		(0.83)		2.13	(2.93)		0.53	5.83
Total from investment operations	0.39		(0.87)		2.18	(2.85)		0.57	5.85
Dividends and Distributions to Shareholders:
Net investment income	–		–		(0.05)	(0.18)		(0.01)	(0.08)
Net realized gains	–		(1.34)		–	(0.03)		–	–
Total dividends and distributions	–		(1.34)		(0.05)	(0.21)		(0.01)	(0.08)
Capital Share Transactions:
Offering costs charged to paid-in-capital in excess of par	–		–		–	–		(0.13)	–
Impact due to capital shares issued from stock distribution (Note 5)	(0.12)		–		–	–		–	–
Accretion to net asset value, resulting from share repurchases and shares tendered (Note 5)	–		0.23		–	0.04		–	–
Dilutive effect of rights offering	–		–		–	–		(0.80)	–
Total of share transactions	(0.12)		0.23		–	0.04		(0.93)	–
Net asset value, end of period	$11.70		$11.43		$13.41	$11.28		$14.30	$14.67
Market value, end of period	$10.45		$10.16		$12.86	$10.07		$13.15	$13.92

Total Investment Return Based on(b):
Market value	2.85%	(c)	(10.34%	)(c)	28.23% (c)	(21.85%	)(c)	(5.41% )	68.40%

Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$107,636		$94,876		$325,476	$273,634		$434,151	$333,947
Ratio of expenses to average net assets	2.10%	(d)	2.23%		2.07%	1.66%		1.85%	1.96%
Net investment income/(loss)	1.34%	(d)	(0.32%	)	0.39%	0.61%		0.30%	0.19%
Portfolio turnover	2%		54%		88%	97%		68%	105%

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund.
(c)	Total investment return based on the net asset value (“NAV”) is calculated based on change in the NAV and assumes reinvestment of dividends and distributions, if any. For the six months ended June 30, 2014, years ended December 31, 2013, December 31, 2012 and December 31, 2011, such return would be 2.36%, (3.27)%, 19.37% and (19.50)%, respectively, using the reinvestment price in accordance with the Fund’s Dividend Reinvestment Plan.
(d)	Annualized.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Greater China Fund, Inc.

Notes to Financial Statements (unaudited)

June 30, 2014

1. Organization

Aberdeen Greater China Fund, Inc. (the “Fund”), formerly, The Greater China Fund, Inc, was incorporated in Maryland on May 11, 1992, as a non-diversified, closed-end management investment company and commenced operations on July 23, 1992. The Fund’s investment objective is to seek long-term capital appreciation through investment in listed equity securities of companies that (1) are organized under the laws of, and have their principal place of business in, China and/or Hong Kong and/or Taiwan; or (II) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China and/or Hong Kong and/or Taiwan or have at least 50% of their assets in China and/or Hong Kong and/or Taiwan.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

(a) Security Valuation:

The Fund values its securities at current market value or fair value consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Prior to February 14, 2014, the Fund’s valuation process was to value securities that were traded on a securities exchange at the last sale price as of the close of trading on that particular exchange, and those securities were classified as a Level 1 securities. If there was no sale on the day of determination, the security would be valued at the mean between the last bid and ask prices, or at the bid price if there was an absence of an ask price. These were classified as Level 2 of the fair value hierarchy as these inputs were considered as significant other observable inputs to the valuation. Certain valuation adjustments were applied for securities that traded on foreign exchanges when events occurred after the close of that securities foreign market. Adjustment factors were used that were provided by pricing vendors based on pertinent information, as applicable and were categorized as Level 2 securities. Investments in open-end, non-exchange mutual funds were valued at their net asset value at the close of the NYSE on the date of valuation, and were classified as Level 1 securities. Securities or other assets that were priced using Fund approved pricing methodologies by the Pricing Committee were classified as Level 3 securities.

Effective February 14, 2014, equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time”, subject to application, when appropriate, of the fair valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades close before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund’s Board of Directors. A security

Aberdeen Greater China Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2014

that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of June 30, 2014 in valuing the Fund’s investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Equities
China	$1,642,979	$18,744,522	$–	$20,387,501
Hong Kong	3,602,948	63,877,693	–	67,480,641
Taiwan	–	17,177,544	–	17,177,544
United States	760,925	–	–	760,925
Money Market Funds	504,763	–	–	504,763
Total	$6,511,615	$99,799,759	$–	$106,311,374

Amounts lists as “–” are $0 or round to $0.

The Fund held no Level 3 securities at June 30, 2014.

For movements between the levels within the fair value hierarchy effective February 14, 2014, the Fund has adopted a policy of recognizing transfers at the end of each period. Prior to February 14, 2014 the Fund recognized transfers as of the beginning of each period. During the six months ended June 30, 2014, due to the addition of fair valuation factors (as described above), all securities that are currently Level 2 transferred from Level 1 to Level 2. For the six months ended June 30, 2014, there have been no significant changes to the fair valuation methodologies.

(b) Foreign Currency Translation:

The books and records of the Fund are maintained in U.S. Dollars. Foreign currency amounts are translated into U.S. Dollars at the current rate of exchange as of the Valuation Time to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statement of Operations. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service.

(c) Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign

Aberdeen Greater China Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2014

securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

(d) Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP.

(e) Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2013 are subject to such review.

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

3. Agreements and Transactions with Affiliates

(a) Investment Manager:

Aberdeen Asset Management Asia Limited (“AAMAL”) serves as the investment manager with respect to all investments. AAMAL is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC.

As compensation for its services, AAMAL receives a monthly fee, computed weekly, at an annual rate of 1.00% of the Fund’s average weekly net assets up to and including $100 million, 0.90% of the Fund’s average weekly net assets above $100 million up to and including $200 million, and 0.75% of the Fund’s average weekly net assets above $200 million. For the six months ended June 30, 2014, AAMAL earned a total of $499,431 in management fees.

(b) Fund Administration:

Effective February 14, 2014 Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMAL, serves as the Fund’s administrator, pursuant to an agreement under which AAMI receives a fee payable monthly by the Fund at an annual rate of 0.08% of the value of the Fund’s average monthly net assets. For the period February 14, 2014 to June 30, 2014, the Fund paid a total of $30,667 in administrative fees to AAMI.

Prior to February 14, 2014, Prudential Investments LLC, served as the Fund’s Administrator. As compensation for its services, Prudential Investments LLC received a monthly fee, computed weekly, at an annual rate of 0.20% of the Fund’s average weekly net assets. For the period January 1, 2014 to February 14, 2014, the Fund paid a total of $23,487 in administrative fees to Prudential Investments LLC.

(c) Investor Relations:

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

For the six month period ended June 30, 2014, the Fund incurred fees of approximately $31,000 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

Aberdeen Greater China Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2014

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six months ended June 30, 2014, were $2,123,355 and $4,658,111, respectively.

5. Capital

The authorized capital of the Fund is 100,000,000 shares of $0.001 par value common stock. As of June 30, 2014, there were 9,199,254 shares of common stock issued and outstanding.

On January 8, 2013, the Fund commenced an issuer tender offer to acquire in exchange for cash up to 70% of the Fund’s issued and outstanding shares at a price per share equal to 99% of the Fund’s net asset value per share as determined by the Fund on the next business day following the expiration date of the tender offer (the “Tender Offer”). The Tender Offer terminated at 11:59 p.m. Eastern Time on February 6, 2013. The Fund purchased 15,964,319 shares which represented 65.8% of the shares outstanding covered by the offer at a price of $13.32 per share, which represented a price equal to 99% of the net asset value per share as of the close of trading on the NYSE on February 7, 2013. The Fund made payment to the shareholders who tendered in an aggregate amount of $212,644,735.

On December 5, 2013, the Board of Directors declared the payment of an elective cash distribution to be paid in the amount of $1.3369 per share of common stock, on January 31, 2014, to shareholders of record at the close of business on December 20, 2013. As announced, the distribution was payable in the Fund’s common stock. However, shareholders had the option to request that their distributions be paid in cash in lieu of common stock. The aggregate amount of cash distributions to all stockholders was limited to 20% of the aggregate dollar amount of the total distribution. Because cash distribution requests exceeded this limit, the Fund pro-rated the cash distribution among all stockholders who made such requests. Shareholders who requested cash distributions received $0.537 per share or 40.17% of the distribution in cash and received the balance in the Fund’s common stock. For purposes of computing the stock portion of the dividend, the common stock distributed was valued at $9.91 per share, which equalled the average closing price of the Fund’s common shares on the NYSE on January 23, 2014 and the two preceding trading days. Following the closing of the elective cash distribution, the Fund’s number of outstanding shares was 9,199,254.

6. Share Repurchase Program

On May 25, 2011, the Fund announced that the Board of Directors approved the establishment of a Share Repurchase Plan pursuant to which the Fund was authorized to repurchase up to 5% of the Fund’s outstanding common shares on June 30, 2011 during the period July 1, 2011 through June 30, 2012. For the period July 1, 2012 through June 30, 2013, the Board of Directors authorized the Fund to repurchase pursuant to the Share Repurchase Plan up to 5% of the Fund’s outstanding shares on June 30, 2012. The Board of Directors of the Fund may reauthorize the Fund’s Share Repurchase Plan to make additional repurchases or amend or terminate the Fund’s Share Repurchase Plan solely in its discretion, at any time.

For the six-month period ended June 30, 2014, the Fund did not repurchase any Fund shares.

7. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include, among others, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

(b) China Risk:

The economy of China differs from the U.S. and other more established economies in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, and some of these differences are unfavorable. Therefore, investing in China involves a high degree of risk and

Aberdeen Greater China Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

June 30, 2014

special considerations not typically associated with investing in other more established economies or securities markets. Subject to certain regulatory and quota approvals expected to be granted to the Fund’s investment manager, the Fund may begin investing a portion of its assets in China A-shares. China A-shares are shares in mainland China-based companies that trade on Chinese stock exchanges and are usually only available for investment by mainland China citizens. Investing in China-A shares may involve special risk considerations such as volatility in the China A-share market and uncertainty regarding taxation.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of June 30, 2014 were as follows:

Cost	Appreciation	Depreciation	Net Unrealized Depreciation
$107,883,750	$8,368,238	$(9,940,614)	$(1,572,376)

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures or adjustments were required to the Financial Statements as of June 30, 2014.

Aberdeen Greater China Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Stockholders

The Fund’s Annual Meeting of Stockholders was held on Monday, June 9, 2014 at 712 Fifth Avenue, 49th Floor, New York, New York. The description of the proposal and number of shares voted at the meeting are as follows:

1. To re-elect two directors to the Board of Directors of the Fund:

	Votes For	Votes Withheld
C. William Maher	5,263,263	1,090,500
Jonathon J.K Taylor	5,302,251	1,051,512

Directors whose term of office continued beyond this meeting are as follows: John A. Hawkins, Chairman, Moritz A. Sell and Tak Lung Tsim.

Aberdeen Greater China Fund, Inc.

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), each shareholder will be deemed to have elected, unless Computershare (the “Plan Agent”) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by the Plan Agent. Shareholders who do not participate in the Plan will receive all cash dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (in “street name”) will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Fund declares an income dividend or a capital gain distribution payable either in the Fund’s common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share at the time the shares of common stock are valued for the purpose of determining the number of shares of common stock equivalent to the dividend or distribution (the “Valuation Date”), the Fund will issue new shares to participants valued at net asset value per share, or if the net asset value per share is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on the Valuation Date, participants will be issued shares of common stock at the market price on the Valuation Date. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy shares of the Fund’s common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. To the extent the Plan Agent is unable to do so and, before the Plan Agent has completed its purchases, if the market price per share exceeds the net asset value per share of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common stock, resulting in the acquisition of fewer shares of common stock than if the dividend or capital gains distribution had been paid in common stock issued by the Fund. The Plan Agent will apply all cash received as a dividend or capital gains distribution to purchase shares of common stock on the open market as soon as practicable after the payment date of such dividend or capital gains distribution, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the federal securities laws.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gain distributions. There will be no brokerage charge with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent, at Computershare P.O. Box 30170, College Station, Texas 77842-3170. For further information regarding the plan, you may also contact the Plan Agent directly at 1-800-647-0584.

Aberdeen Greater China Fund, Inc.

Corporate Information

Directors

John A. Hawkins, Chairman

C. William Maher

Moritz A. Sell

Jonathan J.K. Taylor

Tak Lung Tsim

Officers

Alan Goodson, President

Jeffrey Cotton, Chief Compliance Officer and Vice President, Compliance

Megan Kennedy, Vice President and Secretary

Andrea Melia, Treasurer and Principal Accounting Officer

Sofia Rosala, Vice President and Deputy Chief Compliance Officer

Bev Hendry, Vice President

Christian Pittard, Vice President

Nicholas Yeo, Vice President and Portfolio Manager

Lucia Sitar, Vice President and Chief Legal Officer

Sharon Ferrari, Assistant Treasurer

Kasey Deja, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

1 Iron St. 5th Floor

Boston, MA 02210

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-866-839-5205

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of June 30, 2014, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Greater China Fund, Inc. are traded on the NYSE under the symbol “GCH”. Information about the Fund’s net asset value and market price is available at www.aberdeengch.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Greater China Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

We explore further.

Aberdeen Closed-End Funds

At Aberdeen, we believe there's no substitute for getting to know your investments face-to-face. That's why we make it our goal to visit companies – wherever they are – before our equity teams ever invest in their shares and again when we hold them.

With 13 U.S. closed-end funds investing around the world – that's an awfully big commitment. But it's just one of the ways we seek out what we believe are the best investment opportunities on your behalf.

Speak with your financial advisor or wealth manager today about diversifying* your portfolio with Aberdeen's global and emerging market closed-end funds.

For more information, contact our Investor Relations team at 866-839-5233 or e-mail us at InvestorRelations@aberdeen-asset.com.

www.aberdeen-asset.us/cef

Aberdeen
Simply asset management.

*Diversification does not necessarily ensure return or protect against a loss.
Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund's investment return and principal value will fluctuate so that an investor's shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund's portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries.
Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd and Aberdeen Asset Management Asia Ltd, each of which is wholly owned by Aberdeen Asset Management PLC. "Aberdeen" is a U.S. registered service trademark of Aberdeen Asset Management PLC.
GCH–SEMI-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual report on Form N-CSR.

(b)	During the period ended June 30, 2014, there were no changes in the Portfolio Managers.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
January 1 through January 31, 2014	None	None	None	None
February 1 through February 28, 2014	None	None	None	None
March 1 through March 31, 2014	None	None	None	None
April 1 through April 30, 2014	None	None	None	None
May 1 through May 31, 2014	None	None	None	None
June 1 through June 30, 2014	None	None	None	None
Total	—	—	—	—

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended June 30, 2014, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Aberdeen Greater China Fund, Inc.

By (Signature and Title):	/s/ Alan Goodson
Alan Goodson, Principal Executive Officer

Date: September 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Alan Goodson
Alan Goodson, Principal Executive Officer

Date: September 3, 2014

By (Signature and Title):	/s/ Andrea Melia
Andrea Melia, Principal Financial Officer

Date: September 3, 2014